SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2009

NORTH VALLEY BANCORP
(Exact name of registrant as specified in its charter)

CALIFORNIA	0-10652	94-2751350

(State or other jurisdiction of incorporation)	(File Number)	(I.R.S. Employer identification number)

300 Park Marina Circle, Redding, CA 96001

(Address of principal executive offices and zip code)

(530) 226-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:   Regulation FD Disclosure

           The registrant is filing the slide presentation that it intends to present during a panel discussion at the Sandler O'Neill West Coast Financial Services Conference on March 3, 2009, in San Francisco, California. (See Item 8.01 of this report and the Press Release included in this report as Exhibit 99.167.) The slides are included as Exhibit 99.166 to this report. The information in the slides shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01:   Other Events

           On February 26, 2009, the registrant issued a Press Release, “North Valley Bancorp to Present at the Sandler O’Neill West Coast Financial Services Conference”. The Conference is scheduled to take place in San Francisco, California, on March 3, 2009. Attached hereto as Exhibit 99.167 and incorporated herein by this reference is a copy of the Press Release issued on February 26, 2009.

Item 9.01:   Financial Statements and Exhibits

(c) Exhibits

(99.166) North Valley Bancorp Slide Presentation
(99.167) Press Release dated February 26, 2009

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

	By:	/s/ Kevin R. Watson

Dated: February 26, 2009		Kevin R. Watson
EVP/Chief Financial Officer